Exhibit 31.1
                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

I, Edwin H. Wegman, Chairman of the Board, Chief Executive Officer, President, Interim Principal Financial Officer and Director, certify that:

1. I have reviewed this annual report on Form 10-KSB of BioSpecifics Technologies, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. In my capacity as CEO and the registrant's interim principal accounting offier, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and I have:

designed such disclosure controls and procedures, or will cause such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared; I will evaluate the effectiveness of the registrant's disclosure controls and procedures and will present in future reports our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and I have disclosed in this report any change in the registrant's internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting

5. In my capacity as CEO and the registrant's interim principal accounting offier I have disclosed, based on our most recent evaluation of the preperation for design of the internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

         a. all foreseen significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and within those entities, particularly during the period in which this report is being prepared;
         b. any foreseen fraud, whether or not material, that involves management or other individuals who have a significant role in the registrant's internal control over financial reporting


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Date:  November 2, 2004    /s/        Edwin H. Wegman
                           --------------------------
                                      Edwin H Wegman
                           Chairman, Chief Executive Officer,
                           President and Interim Principal Accounting Officer